SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  June 17, 2011 (June 16, 2011)

ISIS PHARMACEUTICALS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

000-19125	33-0336973
(Commission File No.)	(IRS Employer Identification No.)

1896 Rutherford Road

Carlsbad, CA 92008

(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: (760) 931-9200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02                                             Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On June 16, 2011, Dr. Richard D. DiMarchi resigned as a member of the Board of Directors of Isis Pharmaceuticals, Inc. (the “Company”).  Dr. DiMarchi is assuming significantly more responsibilities in Marcadia Biotech, a company he founded and was recently acquired by Roche, and consequentially limiting his board activities.  Isis thanks Dr. DiMarchi for his service.

Item 5.07.                                          Submission of Matters to a Vote of Security Holders.

Isis Pharmaceuticals, Inc. held its Annual Meeting of Stockholders on June 16, 2011.  The stockholders considered five proposals, each of which is described in more detail in the Company’s definitive proxy statement dated April 28, 2011.

Proposal 1:  Election of three directors to hold office until the 2014 Annual Meeting:

	FOR	WITHHELD
Spencer R. Berthelsen	55,250,399	2,449,508
B. Lynne Parshall	54,608,711	3,091,196
Joseph H. Wender	55,950,453	1,749,454
Broker Non-Votes: 24,562,639

All of the foregoing candidates were elected having received affirmative votes by a plurality of the votes of the shares represented in person or by proxy at the meeting and entitled to vote in the election of Directors.

Proposal 2:                                  Approve the Isis Pharmaceuticals, Inc. 2011 Equity Incentive Plan:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
53,573,408	3,884,851	241,648	24,562,639

The foregoing proposal was approved.

Proposal 3:                                  Approval, on an advisory basis, of the compensation paid to the Company’s executive officers, including the following resolution:

“RESOLVED, that Isis’ stockholders approve, on an advisory basis, the compensation of the named executive officers, as disclosed in this Proxy Statement for the 2011 Annual Meeting of stockholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission. ”

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
55,670,587	1,827,529	201,791	24,562,639

The foregoing proposal was approved.

Proposal 4:                                  Approval, on an advisory basis, of the frequency of holding an advisory vote on executive compensation:

1 YEAR	2 YEAR	3 YEAR	ABSTAIN
51,241,439	1,460,999	4,774,499	222,970

Based on the results of this vote, and consistent with the recommendation of our Board of Directors, we will hold an advisory vote on executive compensation on an annual basis until the next required vote on the frequency of holding such an advisory vote, which is required at least once every six years.

Proposal 5:                                  Ratify the Audit Committee’s selection of Ernst & Young LLP as independent auditors for our 2011 fiscal year:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
80,333,295	1,499,785	429,466	0

The foregoing proposal was approved.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ISIS PHARMACEUTICALS, INC.

Dated: June 16, 2011	By:	/s/ B. Lynne Parshall
B. LYNNE PARSHALL
Chief Operating Officer,
Chief Financial Officer and Director